SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                 _________________________________

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):
                         July 14, 1998

                    NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                         North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                 (IRS Employer Identification No.)

                   NationsBank Corporate Center
                     Charlotte, North Carolina
            (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

     By action dated July 14, 1998, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of $450,000,000 of the Registrant's 6-1/8% Senior Notes, due 2004 (the "Notes"), to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee are included as Exhibit 99.1 hereto.

    On July 14, 1998, the Registrant entered into an underwriting agreement with the various Underwriters (the "Underwriting Agreement") for the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated May 21, 1998 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Prospectus Supplement dated July 14, 1998 for the Notes. The Underwriting Agreement is included as Exhibit 1.1 hereto.

    The Notes were issued pursuant to the Registrant's
Registration Statement on Form S-3, Registration No. 333-51367, as amended ("Registration No. 333-51367"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Registration No. 333-51367 registered up to $10,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock (collectively, "Securities"). After the closing of the sale of the Notes on July 23, 1998, Securities having an aggregate initial offering price of $9,550,000,000 remain unsold under Registration No. 333-51367.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  Exhibits.

           The following exhibits are filed herewith:

    EXHIBIT NO.           DESCRIPTION OF EXHIBIT

        1.1        Underwriting Agreement dated July 14,
                   1998 with respect to the offering
                   of the 6-1/8% Senior Notes

        4.1        Form of 6-1/8% Senior Note

        5.1        Form of Opinion of Smith Helms Mulliss &
                   Moore, L.L.P. regarding legality of the 6-
                   1/8% Senior Notes

      99.1         Resolutions dated July 14, 1998 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 6-1/8% Senior Notes

       99.2        News Release disseminated on July 14,
                   1998 regarding the sale of the Notes



                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONSBANK CORPORATION


                         By:/s/ CHARLES M. BERGER
                            CHARLES M. BERGER
                            Associate General Counsel

Dated: July 23, 1998




                        EXHIBIT INDEX

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

        1.1        Underwriting Agreement dated July 14,
                   1998 with respect to the offering
                   of the 6-1/8% Senior Notes

        4.1        Form of 6-1/8% Senior Note

        5.1        Form of Opinion of Smith Helms Mulliss &
                   Moore, L.L.P. regarding legality of the
                   6-1/8% Senior Notes

       99.1        Resolutions dated July 14, 1998 of a
                   Committee of the Board of Directors with respect to the terms of the offering of the 6-1/8% Senior Notes

        99.2       News Release disseminated on July 14,
                   1998 regarding the sale of the Notes